Lease Agreement


This agreement is made at Bangkok Inter-Continental Hotels Co., Ltd., on 30 April 2001,

                                     between

Bangkok Inter-Continental Hotels Co., Ltd., with offices at 989, Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, hereinafter called the "Lessor" of one part,

                                       and

King Power Duty Free Co., Ltd., with 1. Mr. Vichai Raksriaksorn; 2. Mr. Viratana Suntaranond; 3. Mr. Suwan Panyapas; 4. Mrs. Aimon Boonkhundha; 5. Mr. Sombat Dechapanichkul; 6. ACM Nipon Sakornyen; 7. Mr. Tawat Anukoon; 8. Flight Lt. M.L. Yom Ngonrath; 9. Flight Lt. Pradit Mongkolapibal; 10. Flight Lt. Usar Borisuth;
11. Mr. Bancha Pattanapon; as the Directors, whereby the number or name of Director authorized to sign binding the Company is "Either Mr. Vichai Raksriaksorn or Mr. Viratana Suntaranond is to sign and affix the Company seal," represented by Mr. Viratana Suntaranond, the authorized Director, with the head office at 26th, 27th Floors, Siam Tower, No. 989, Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, and the leased premises Unit A1 and B1 on the 25th Floor, the 26th Floor and the 27th Floor of Siam Tower, hereinafter called the "Lessee" of the other part. Whereas

(a) The Lessor is the owner of the spaces in the building called "Siam Tower," situated at 989, Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok, (hereinafter called the "Office Building") and

(b) The Lessee wishes to lease and the Lessor agrees to lease out the spaces in the said office building.

Both parties, having read and understood the attached Terms and Conditions of the Lease, which shall be deemed part of this lease agreement, and agree to enter this agreement as follows :

1. The Lessor agrees to lease out and the Lessee agrees to lease Unit A1 and B1 on the 25th Floor; covering an area of 700 square metre, on the 26th Floor; covering an area of 1,364 square metre, and on the 27th Floor; covering an area of 1,364 square metre, totaling 3,428 square metre, of the office building, and the Lessor and the Lessee have inspected the same accordingly (hereinafter called the "leased premises"), with the location and details as appear in the colored area in the attached chart, which shall be deemed part of this Lease Agreement.

2. The lease period shall be from 1 May 2001 to 31 October 2003, whereby the Lessor and the Lessee agree on the rents throughout the lease period, as follows :

         2.1 From 1 May 2001 to 30 September 2001, the total rents shall be Baht 578,272.00/month (Five Hundred Seventy-Eight Thousand Two Hundred Seventy-Two Baht).

         2.2 From 1 October 2001 to 31 October 2001, the rents shall be Baht 174.00/square metre/month (One Hundred Seventy-Four
                  Baht), totaling Baht 596,472.00 (Five Hundred Ninety-Six Thousand Four Hundred Seventy-Two Baht).

         2.3 From 1 November 2001 to 31 October 2002, the rents shall be Baht 183.00/square metre/month (One Hundred Eighty-Three
                  Baht), totaling Baht 627,324.00 (Six Hundred Twenty-Seven Thousand Three Hundred Twenty-Four Baht).

         2.4 From 1 November 2002 to 31 October 2003, the rents shall be Baht 191.00/square metre/month (One Hundred Ninety-One Baht), totaling Baht 654,748.00 (Six Hundred Fifty-Four Thousand Seven Hundred Forty-Eight Baht).

3.       The Lessee agrees to pay the rents to the Lessor commencing 1 May 2001.


4.       The Lessee agrees to make use of the leased premises as offices only.

5. The Lessee shall undertake decoration of the leased premises and open for business by -. In case the Lessee shall be unable to open for business on the said date due to force majeure according to Clause 13 of the Terms and Conditions of the lease, for which the Lessee has notified in writing to the Lessor within three days from the date of the said incident and the Lessor has approved it, or handing over of the leased premises under Clause 2 of the Terms and Conditions of the Lease was delayed, the Lessor shall postpone collection of the rents and other money the Lessee is to pay the Lessor for the same period as the force majeure or the delay of the handing over of the leased premises accordingly.

6. As security for compliance with the agreement of the Lessee and for any damage which may occur to the Lessor, the Lessee agrees to place the security deposit to the Lessor for an amount equivalent to the maximum three-month rents, totaling Baht 1,964,244.00 (One Million Nine Hundred Sixty-Four Thousand Two Hundred Forty-Four Baht). On the signing date of this agreement, the Lessee has placed the security deposit of Baht 1,964,244.00 (One Million Nine Hundred Sixty-Four Thousand Two Hundred Forty-Four Baht) to the Lessor accordingly.

7. Prior to undertaking decoration, the Lessee shall place a security deposit for decoration for Baht -. If payment is made by cheque, the payment shall be complete only after the Lessor has collected the money accordingly.

8. Payment by cheque to the Lessor, under any circumstances, shall be complete only after the Lessor has collected the money accordingly.

This agreement is made in duplicated copies. Both parties, having read and understood it entirely, hereunder sign their names and affix seal (if any) in the presence of witnesses.



Lessor  Bangkok Inter-Continental Hotels          Lessee   King Power Duty Free
                 Co., Ltd.                                      Co., Ltd.
                                                                          (Seal)

               - signed -                                       - signed -
         (Mr. Panat Simasathian)                          (Viratana Suntaranond)


               - signed -
       (Mrs. Chadathip Chutrakun)


Witnesses                                         Witnesses

               - signed -                                       - signed -
        (Mrs. Panjai Thongurai)                          (Mr. Danai Kemasakchai)


               - signed -                                       - signed -
        (Mr. Narunart Numahan)                             (Mr. Pathom Ngerndam)

                        Terms and Conditions of the Lease

1.       Scope of Lease

         The lease shall be inclusive of the leased premises and the components and fixtures attached or installed in the leased premises at the time of entering into this agreement, or which may be attached or installed or built at a later date.

2.       Hand Over of the Leased Premises

         2.1 The Lessor shall hand over the leased premises to the Lessee in month -, year -, and the date of hand over may be extended at the same period of the delay of construction or the period the Lessor shall be unable to proceed with the construction due to force majeure, fire, strike, labor unrest, regulations or directives of the concerned government agencies, change of plans, delay in obtaining the necessary permit or approval, breach of or non-compliance with contract of the supplier, the contractor or any incident beyond the control of the Lessor.

                  The Lessee acknowledges that the Lessor agrees to hand over the leased premises to the Lessee prior to the commencement of the lease for the Lessee to undertake decoration of the leased premises in time for the commencement of the lease. If such undertaking of decoration of the leased premises causes damage or destroys any part of the leased premises or the office building which is the property of the Lessor due to the act of the Lessee, or the Lessee's employee or contractor or any person connected with the Lessee, the Lessee agrees to make compensation for such damage directly to the Lessor and with no dispute whatsoever, and agrees to make compensation for the total damage to the lessees in the office building and the shopping center or any person who has been injured due to such action; and the Lessor is entitled to terminate the lease agreement and enforce the terms and conditions of the lease immediately.

         2.2 The Lessor shall hand over the leased premises to the Lessee, without decoration, and according to the following materials and equipment :

                  (1)      Concrete walls or brick walls, with no paint;
                  (2)      Cement  floor  having  been   polished,   with  T-Bar
                           ceiling;
                  (3) Electrical wires, according to the standards of the Metropolitan Electricity Authority, connecting to the leased premises;
                  (4) Air conditioning system, Variable Air Volume (VAV), with the central AHU;
                  (5)      Automatic  water  sprinkler  system,  and fire  alarm
                           system;
                  (6)      Electricity meter (to be installed in engine room and
                           electrical room in the common property area);
                  (7)      Sockets  for  receiving   telephone  and   television
                           signals, including a terminal box for satellite.

                  However, the Lessor reserves the right to use others material or equipment with similar quality.

3.       Payment of Rents

         3.1 The Lessee agrees to pay the rents to the Lessor in advance at the Lessor's office on monthly basis, on or before the 5th of each month. If the 5th of any month falls on a holiday of the Lessor, it shall be postponed to the following working day.

         3.2 In case of a delay of the rent, the Lessee consents to pay a penalty, equivalent to the interest rate at 15% p.a., from the due date to the date on which payment is made in full. The Lessee shall not cite payment of such penalty as having complied with the lease agreement, and it shall not prejudice the right of the Lessor to proceed according to other clause herein.

4.       Security Deposit

         4.1 In case the Lessee has any outstanding amount of the rent or money payable under this agreement or other contract entered between the Lessor and the Lessee, or in case any damage or loss has occurred to which the Lessee is liable, the Lessee consents the Lessor to deduct such amount from the security deposit. If the security deposit appears to be insufficient for such payment, the Lessor is entitled to demand the Lessee to pay the difference accordingly. The Lessee agrees to pay the Lessor immediately when the balance of the security deposit is less than two-month rents.

         4.2 Payment of the security deposit shall not be deemed as advance payment of the rents. The Lessee shall not cite payment of the security deposit as an excuse for not paying the rent on the due date specified herein. The Lessee consents the Lessor to forfeit the security deposit in case the Lessee is in breach of any clause of this agreement. Forfeiture of the security deposit shall not prejudice the right of the Lessor to sue or claim for damages from the Lessee for a higher amount.

         4.3 The said security deposit is for the Lessee's liabilities under this agreement. Where the agreement ends while the Lessee is not in breach of the agreement, the Lessor shall refund the security deposit, without interest, after the Lessee has vacated the leased premises and returned the same in proper condition and has no outstanding payment of rent or other money to the Lessor.

                  If the Lessee terminates this agreement before the expiration date, it shall be deemed that the Lessee is in breach of the agreement, thus the Lessee consents the Lessor to forfeit the security deposit or other security that the Lessee has paid to the Lessor, and the Lessee agrees to make compensation payment for the lack of interest that the Lessor should receive under this agreement, based on the amount the Lessee has to pay to the Lessor from the date of termination of the agreement to the expiration date.

5.       Renewal of the Lease Agreement

         5.1 If the Lessee wishes to renew the lease agreement, a written notice must be forwarded to the Lessor at least six months before the expiration date of the lease. If during the lease period the Lessee has not breached any clause of the lease agreement or other contract entered between the Lessee and the Lessor or any instruction or directive of the Lessor issued to the lessees in the office building in general, or has never received a warning letter from the Lessor, and the Lessor has considered and deemed it appropriate to renew the lease agreement, the Lessor shall lease out the leased premises for a another period of three years, from the expiration date of the lease under this agreement, whereby the terms and conditions may remain the same or to be revised as specified by the Lessor, and the rents shall be agreed upon again.

         5.2 In case the Lessee does not forward a written notice as indicated above, or both parties cannot reach an agreement with regard to the rents for the renewal period, or the Lessee is unable to sign the new lease agreement within three months before the expiration date of the lease under this agreement and make payment according to the new lease agreement on the signing date thereof, this agreement shall end forthwith. Thereby, the Lessor has no duty to renew the lease agreement, and the Lessee is not entitled to request for removal cost or any damage from the Lessor.

6.       Use of the Lease Premises

         6.1 The Lessee agrees to make use of the leased premises for the purpose specified in this agreement only. If the Lessee wishes to change the purpose of the lease from the above, the Lessee must obtain a written approval of the Lessor first.

         6.2 The Lessee agrees to operate the business indicated in this agreement throughout the period that the office building opens for business, and shall operate the said business continuously throughout the lease period, and shall not lease the leased premises but not operating the business. If the Lessee is in breach of this clause, it shall be deemed as a breach of the lease agreement in substance.

         6.3 The Lessee agrees to not transfer the lease or sub-lease or separate or divide possession of the leased premises, either in whole or in part, at any time during the lease period under this agreement, without having obtained a prior written permission of the Lessor.

                  If the Lessee is in breach of Clause 6, it shall be deemed that the Lessee is in breach of the lease agreement in substance, whereby the Lessor is entitled to terminate this agreement immediately, before the expiration date, and without having to give the Lessee an advance notice.

7.       Decoration of the Lease Premises

         7.1 The Lessee shall undertake decoration of the leased premises at the Lessee's own expense. Such decoration shall be in accordance with the drawings and chart approved in writing by the Lessor. The Lessee agrees to comply with the regulation on transporting materials, removal and renovation of the leased premises in all respects.

         7.2 The Lessee shall submit the plans for decoration of the leased premises, air-conditioning system, electrical system, audio system and other details related to decoration of the leased premises to the Lessor for consideration and approval in writing, within 15 days from the signing date of the lease agreement, prior to entering for undertaking decoration.

                  In view of this, the Lessor is entitled to request the Lessee to change the plans or system work or details as the Lessor deems appropriate.

         7.3 On the signing date of the lease agreement or, at the latest, not later than five days prior to commencement of the decoration, the Lessee shall pay the security deposit for decoration of the leased premises at a rate of Baht 10,000.00 for every 100 square metre of the leased premises, and increasing at a rate Baht 80,000 for each floor. however, such security deposit shall not exceed Baht 500,000.00 (Five Hundred Thousand Baht).

         7.4 Prior to entering for undertaking decoration of the leased premises, the Lessee shall arrange for Third Party Public
                  Liability Insurance, with the insured sum not less than one million baht, or as specified by the Lessor, to cover the damage which may occur to the property of a third party. Such insurance coverage shall be for the whole period of undertaking decoration of the leased premises. The Lessee shall submit the said insurance policy to the Lessor.

         7.5 In case of a delay in decoration of the leased premises for a period exceeding 30 days, from the date of opening for business of the leased premises, the Lessor is entitled to terminate the agreement and forfeit the security deposit for the rents, the security deposit for the services and the security deposit for decoration of the leased premises, including other money the Lessee has already paid, without prejudice to the right of the Lessor to claim for additional damages at the actual amount. Thereby, the Lessee waives the right to claim for any damage from the Lessor and shall not enter an action, either civil or criminal, against the Lessor.

         7.6 During decoration, the Lessee shall be responsible for the relevant expenses such as electricity and water supply charges, removal of garbage and unused materials at a rate fixed by the Lessor, payable within seven days from the date of receipt of the Lessor's notice, after which the Lessee consents the Lessor to deduct such amount from the security deposit for decoration of the leased premises.

         7.7 The Lessee shall decorate the leased premises to be attractive and up to the general standards of the office building at all times and at the Lessee's own expense, especially the area adjacent to the public walkway or the area seen by people outside the building. If the Lessor deems it appropriate, the Lessor may inform the Lessee to change the decoration of the leased premises. If the Lessee fails to do so, without an appropriate reason, it shall be deemed that the Lessee is in breach of this agreement in substance.

         7.8 The Lessor shall refund the security deposit for decoration of the leased premises, without interest, to the Lessee after the Lessee has undertaken decoration of the leased premises as approved by the Lessor and has complied with the Lessor's regulations accordingly, and that the Lessee has consented the Lessor to deduct the damage and fine (if any).

8.       Covenant of the Lessee

         The Lessee agrees as follows :

         8.1 The Lessee agrees to pay all monies to the Lessor on due date specified in this agreement.

         8.2 The Lessee agrees to accept hand over of the leased premises from the Lessor on the date specified by the Lessor and has informed to the Lessee.

         8.3 The Lessee agrees to make use and possess the leased premises for the purpose specified in this agreement only.

         8.4 The Lessee agrees to not make use of the leased premises for an illegal or immoral purpose, or allow any person to do so.

         8.5 The Lessee agrees to not organize an auction or allow it to take place in the leased premises.

         8.6 The Lessee agrees to not dwell in any part of the leased premises or allow any person to do so, or to not make use of or allow any person to make use of the leased premises as a place to sleep; except for security purpose as necessary and a prior written permission has already been obtained from the Lessor.

         8.7 The Lessee agrees to not cause or allow any person to cause nuisance or act or do anything in the leased premises or any part of the office building, which may be or tend to cause disturbance or nuisance or damage or difficulty to the Lessor or others.

         8.8 The Lessee agrees to not keep or bring any inflammable, explosive or hazardous material, or not do or allow or consent for any act that the result of which may cause any insurance for the leased premises to be void or canceled, or the insurance premiums to be increased, and to comply with the suggestions of the insurance company and the firemen with regard to fire prevention of the leased premises.

         8.9 The Lessee agrees to not place anything that may cause any part of the leased premises to load exceeding 300 kg. per square metre.

         8.10 Unless a prior written permission has been given by the Lessor, the Lessee agrees to not construct any structure, pipe, wiring or column in the leased premises, or not allow for any alteration or extension of the leased premises, and not act or allow or consent for loss, depreciation, destruction or any thing or in or above the leased premises, and not cut or cause any damage to the wall, wiring, pipe, drainage, component or thing installed or fitting of the building or allow for such act.

         8.11 The Lessee agrees to not install, construct, attach, display, paint or allow for such act on any part outside the leased premises, and not to install sign, poster, announcement, advertisement, logo, TV or radio or any antenna under any circumstances, unless a written permission has been given by the Lessor.

                  If the Lessee is in breach of this clause, the Lessee consents that the Lessor has the right to remove the thing that the Lessee has installed or placed outside the leased premises for keeping it in an appropriate place, whereby the Lessee shall be responsible for the expenses incurred from removal and safekeeping of such thing, and that the Lessee has no right to claim for any damage. If the Lessee has not collected the thing after seven days of safekeeping, it shall be deemed that the Lessee has waived the right on such thing, and the Lessor is entitled to dispose of or destroy the same, and the Lessee waives the right to claim for damages.

         8.12 The Lessee agrees to hire the contractor who has been indicated or approved by the Lessor only for installation of electrical system, telephone, cable TV or satellite dish, air-conditioner and the utilities related to various systems of the building.

         8.13 The Lessee agrees to maintain the leased premises to be clean and hygienic, free of foul or harmful odor and noise at all times, at the Lessee's own expense. Moreover, the Lessee agrees to maintain inside and the components of the leased premises, including door, windows and glasses and the articles tying wires, pipes, ceiling in the leased premises and painting and wall papers and interior decoration to be in proper condition throughout the lease period.

         8.14 The Lessee agrees to permit the Lessor and/or the Lessor's representative to enter into and inspect the leased premises at all times, during reasonable hours. Within 30 (thirty) days after the Lessor has forwarded a written notice to the Lessee of any damage, deterioration or requirement for repair found in the leased premises, the Lessee agrees to arrange for such repair. An exception is made if it is a wear and tear from the normal use. In view of this, if the Lessee fails to start or carry out such repair within one month after having received the said notice, the Lessor is entitled to enter into the leased premises and arrange for such repair, and all expenses incurred therefrom shall become an obligation that the Lessee has to perform to the Lessor immediately, in addition to the agreed rent.

         8.15 The Lessee agrees to not place or display any merchandise for selling or vehicle blocking the footpath, entrance stairs, walkway and the parking lot for common use; unless a written permission has been obtained from the Lessor.

                  If the Lessee is in breach of this clause, the Lessee consents that the Lessor has the right to remove the thing that the Lessee has installed or placed outside the leased premises for keeping the same in an appropriate place, whereby the Lessee shall be responsible for the expenses incurred from removal and safekeeping of the same, and that the Lessee has no right to claim for any damage. If the Lessee has not obtained the thing after seven days of safekeeping, it shall be deemed that the Lessee has waived the right in such thing, and the Lessor is entitled to dispose of or destroy the same, and the Lessee waives the right to claim for damages.

         8.16 The Lessee agrees to replace and repair any thing in the leased premises that has been broken or damaged, at the Lessee's expense, whether it is due to the fault or negligence of the Lessee or not.

         8.17 The Lessee agrees to pay the Lessor, upon request, for the expenses incurred from cleaning and/or repair of any part of the leased premises that has been damaged due to carelessness of the Lessee or the Lessee's employee.

         8.18 The Lessee agrees to respect and comply with the rules and regulations at all times, including the directives for the lessees which has been prepared in writing by the Lessor and a copy thereof has been given to the Lessee. Such directives may be revised and/or amended as required by the Lessor. in view of this, the Lessor shall notify the Lessee at least 15 (fifteen) days before effective date of the new directive.

         8.19 During the period of 90 (ninety) days before the expiration of the lease under this agreement (or before this, if this agreement ends before the expiration date), the Lessee agrees to permit the Lessor and staff and/or representative of the Lessor to enter into and inspect the leased premises and show the leased premises to the new lessee during reasonable hours of each day.

         8.20 Upon the end of the lease, if removal of any thing attached to or any structure built-in to the floor or ceiling installed by the Lessee is likely to cause damage to the leased premises, the same shall become the property of the Lessor. However, in case the Lessor deems it appropriate, the Lessor has the right to inform the Lessee to arrange the leased premises for its return to the previous condition, at the Lessee's own expense, unless such damage is due to wear and tear of the normal use, or to pay the Lessor an sufficient amount for such undertaking, and return the leased premises and all keys to the Lessor accordingly.

         8.21 When this agreement ends due to whatever reasons, the Lessee shall return the leased premises to the Lessor in proper condition. If the Lessor has to pay any expense for repair or making the leased premises to be in proper condition, the Lessee agrees to be responsible for such expenses.

         8.22 The Lessee agrees to not prepare and/or cook any food or store food in the leased premises, unless a prior written permission has been given by the Lessor or the purpose of the lease is for operating food outlet or restaurant. In this case, the Lessee shall arrange for grease receptacle, fire prevention system, including mouse and insect exterminating, to ensure safety, cleanliness and hygiene of the leased premises.

         8.23 The Lessee agrees to not make use of passenger elevator for transporting the merchandize, equipment and supply; unless a written permission has been obtained from the Lessor and in compliance with the procedure and method set forth by the Lessor.

         8.24 In case the leased premises or any part thereof or the office building is damaged or destroyed due to negligence or fault of the Lessee or the Lessee's employee or contractor, the Lessee agrees to be responsible directly to the Lessor for all expenses for its return or repair of the damaged thing to the previous condition, and to make compensation payment to other lessees as well.

9.       Insurance

         The Lessee shall arrange fire insurance with an insurance company and shall be the insured for the leased premises or the property therein for liabilities to the life and property of the Lessee throughout the lease period. Whereby, the Lessee shall notify the Lessor in writing and must obtain a written permission of the Lessor before arranging for the fire insurance. The Lessee shall submit the insurance policy to the Lessor for the record, within one month from the effective date of the lease agreement. Otherwise, it shall be deemed that the Lessee intends to breach this lease agreement in substance, thereby the Lessor is entitled to terminate the agreement before the expiration date, without having to notify the Lessee in advance.

         The Lessee shall arrange for third party public liability insurance and be the insured for the leased premises, in the capacity of the lessee, throughout the lease period, for an insured sum of not less than Baht 3,000,000.00 for each incident throughout the insurance period or to be specified by the Lessor. The Lessee shall submit the insurance policy to the Lessor for the record, within one month from the effective date of the lease agreement. Otherwise, it shall be deemed that the Lessee intends to breach this lease agreement in substance, and the Lessor is entitled to terminate the agreement before the expiration date, without having to notify the Lessee in advance.

10.      Termination of the Lease Agreement

         Both parties agree that :

         10.1 If and when, during the lease period under this agreement, the Lessee becomes bankrupt, or an official receiver has been appointed to operate the Lessee's business, or the Lessee has entered into an agreement or made a compromise with the creditors, the Lessor is entitled to terminate this agreement forthwith, and the Lessee consents the Lessor to repossess the leased premises or any part thereof, without prejudice to the right or other settlement that the Lessor has made with the Lessee with regard to breach of agreement before this.

         10.2 If the Lessee is in breach of any clause of the terms and conditions of this agreement, or fails to perform the Lessee's duties according to law and fails to take the corrective action after having received the Lessor's notice, the Lessee promises and agrees to pay penalty to the Lessor in full at Baht 100,555.00 (One Hundred Thousand Five Hundred Fifty-Five
                  Baht) per day, from the date of breach of agreement to the date on which the corrective action has been taken accordingly. And the Lessor is entitled to terminate this agreement, without having to give an advance notice, before expiration date of the lease agreement. Moreover, the Lessee agrees to pay the Lessor all expenses and compensation for the damage that may occur to the Lessor, in addition to the above mentioned penalty.

         10.3 In case the leased premises or any part thereof is damaged or destroyed during the lease period under this agreement due to fire or other disaster, the Lessee shall pay the rent proportionately to such condition and scope of such damage. If the leased premises is unsuitable for use or possession for a period exceeding 180 (one hundred and eighty) days, the Lessee has the right to choose to remain the lessee thereafter or to terminate this agreement. In case the Lessee terminates this agreement, refund of the rents shall be made proportionately only in the event that such damage occurred to the leased premises is due to the severe fault of the Lessor.

         10.4 When this agreement ends, the Lessee agrees to vacate the leased premises and return the same to the Lessor immediately. If the Lessee continues to possess the leased premises, the Lessee shall pay penalty to the Lessor at Baht 100,555.00 (One Hundred Thousand Five Hundred Fifty-Five Baht) per day, from the end of the agreement to the date on which the Lessee has returned the leased premises to the Lessor in proper condition accordingly, and without prejudice to the right of the Lessor to claim for additional damages at actual costs.

         10.5 This lease is under the condition that if the leased premises is destroyed or damaged totally, or the Lessee is in breach of any clause herein or fails to comply with the Lessor's duties according to law and to such an extent that the Lessor has exercised the right to terminate this agreement or the service contract due to whatever reasons, the Lessor is entitled to terminate this agreement and in such case, this agreement shall end forthwith.

         10.6 It is agreed explicitly that upon expiration of the lease, this lease agreement shall end without the Lessor having to notify the Lessee again. In case the Lessor does not agree to enter into a new lease agreement or extend the lease under this agreement, the Lessee is not entitled to request for removal cost or compensation from the Lessor.

         10.7 In case the Lessee fails to vacate or return the leased premises to the Lessor within the period specified above, besides the solution specified above, the Lessee agrees that the Lessor or the Lessor's representative has the right to take the necessary action including destroying the lock or barrier in order to repossess the leased premises according to the right of the Lessor. This shall not be deemed that the Lessor or the Lessor's agent intrudes or violate the right of the Lessee or the Lessee's attendant or a third party in anyway. Moreover, the Lessor or the Lessor's representative has the right to withhold the property of the Lessee or that of a third party in the leased premises, or remove such person or property from the leased premises, as the Lessor deems appropriate. Furthermore, the Lessee consents that the Lessor or the Lessor's representative has the right to manage the leased premises and the utilities such as electricity and water supply in the leased premises, as the Lessor deems appropriate. Thereby, the Lessee shall be responsible for the damages and/or other expenses incurred from breach of agreement of the Lessee, to the Lessor or the Lessor's representative and/or a third party, and the Lessee shall not dispute or claim of any damage from the Lessor.

         10.8 The rights under this agreement are especially for the Lessee and non-transferable by heritage or other means, unless a written permission has been given by the Lessor.

11.      Liabilities of the Lessor

         11.1 The Lessor shall not responsible to the Lessee for any damage or harm occurred to the life, body or property of the Lessee or the Lessee's customers in the office building due to whatever reasons, including the defect of the building or place; except in case where such damage is due to an act of intent or severe negligence of the Lessor or the Lessor's employee while performing the duties. The Lessor shall not be responsible to the Lessee for any act or omission to perform the duty of a third party who is a contractor of other lessee in the office building in case any damage occurred to the Lessee. It is the duty of the Lessee to deal with the third party. However, the Lessee may notify the Lessor for the record and purpose of management of the office building.

         11.2 The Lessor shall not be responsible to the Lessee, under any circumstances, for any damage which may occur due to any repair, renovation or undertaking related to the office building, including electrical, water supply, telephone air-conditioning systems or other service in the office building; unless such damage is due to an act of intent or severe negligence of the Lessor.

12.      Transfer of the Rights

         The Lessor is entitled to transfer the rights and duties under this agreement to a third party, without having to obtain the Lessee's consent.

13.      Force Majeure

         If any performance of duty under this agreement of either party is obstructed or restricted or disturbed, the said party, upon receipt of the other party's notice, shall be exempted from performing such duty according to the nature of obstruction, restriction or disturbance due to :

         13.1 Fire, explosion, earthquake, strike, closure of business due to labor dispute, contingent loss or accident, epidemic, floods, shortage or stop of operation of the labor sources, electrical power or supplies, or

         13.2 War, revolution, civil unrest, act of enemy, closure of port or prohibition of cargo shipment, or

         13.3 Law, order, announcement, directive, municipal law, demand or requirement of the government or the government agencies, the officials or the representative thereof.

14.      Taxes

         The rent under this agreement does not include the taxes and duties collected by the authorities or government agencies at the time of the signing date of this agreement. It is the Lessee's duty to pay all taxes and duties, at the rates prevailing on the date of payment. Whereby, the Lessor shall notify the Lessee the amount of taxes the Lessee has the duty to pay under this agreement, from time to time, and the Lessee agrees to submit such amount to the Lessor within the specified period. In case the Lessor has made an advance payment for the taxes, the Lessee agrees to reimburse the Lessor within three days from the date of receipt of the Lessor's notice. An exception is made for the building tax, which shall be borne by the Lessor.

15.      Notices

         Any notice that the Lessor is supposed to forward to the Lessee, if having been given to any person who is usually present in the leased premises or at the address or the office of the Lessee as indicated above, be it a family member or an employee or attendant of the Lessee or related to the Lessee's business in any way, or having been placed or posted openly at the leased premises or at the address or the office of the Lessee as indicated above, it shall be deemed as having duly forwarded to the Lessee at such time.

16.      Expenses

         The Lessee agrees to pay a fee of Baht 2,000.00 (Two Thousand Baht) for preparation of this agreement, and to pay the duty stamps to be affixed to this agreement as well.

As evidence, both parties hereunder sign their names in the presence of witnesses on the date indicated above.



Lessor  Bangkok Inter-Continental Hotels            Lessee  King Power Duty Free
               Co., Ltd.                                      Co., Ltd.
                                                                          (Seal)
               - signed -                                     - signed -
        (Mr. Panat Simasathian)                          (Viratana Suntaranond)


               - signed -
       (Mrs. Chadathip Chutrakun)


Witnesses                                           Witnesses
               - signed -                                     - signed -
         (Mrs. Panjai Thongurai)                        (Mr. Danai Kemasakchai)


               - signed -                                     - signed -
         (Mr. Narunart Numahan)                         (Mr. Pathom Ngerndam)